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                                                  Reg. No. 33-47786, Rule 497(e)

       SUPPLEMENT DATED JANUARY 24, 1996, TO MAY 1, 1995, PROSPECTUS FOR
                     UNUM LIFE INSURANCE COMPANY OF AMERICA
                        GROUP VARIABLE ANNUITY CONTRACT
                             VA-I SEPARATE ACCOUNT

          The   following  information   supplements  UNUM/America's  VA-I
      Separate Account Prospectus and should be read in conjunction with it.

          UNUM Life Insurance Company of America ("UNUM/America"), the issuer of group variable annuity contracts (the "Contracts") described in the Prospectus, has entered into an agreement for the sale of its tax-sheltered annuity business, including UNUM/America's obligations under these Contracts, to The Lincoln National Life Insurance Company ("Buyer"). For group Contracts which were issued in New York by UNUM Life Insurance Company ("New York Contracts") and which are now insured through UNUM/America, the transfer of these Contracts will be to a new New York domiciled subsidiary of Buyer ("New York Buyer"). This sale is subject to regulatory approval. It is anticipated that it will take several months (perhaps six to nine months) to obtain the necessary approvals and otherwise close the sale. There is no guarantee that the sale will close. Prior to closing, UNUM/America will remain the insurer under the Contracts and will offer and administer the Contracts as described in the Prospectus. Subject to regulatory approval, after closing Contractholders and/or Participants will be notified regarding the transfer of their Contracts to the Buyer (or New York Buyer for New York Contracts) and will be given any rights provided by law to opt out of the transfer. Except for the substitution of the Buyer (or New York Buyer for New York Contracts) for UNUM/America as the insurer, the rights of Contractholders and Participants under the Contracts will not change solely as a result of the transfer.

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